     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1999


                                            REGISTRATION STATEMENT NO. 333-75271

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------


FIRST SECURITY CORPORATION             DELAWARE             87-6118148
FIRST SECURITY CAPITAL II              DELAWARE             87-6243305
FIRST SECURITY CAPITAL III             DELAWARE             87-6243306
FIRST SECURITY CAPITAL IV              DELAWARE             87-6243307
FIRST SECURITY CAPITAL V               DELAWARE             87-6243308
(EXACT NAME OF EACH          (STATE OR OTHER JURISDICTION   (I.R.S. EMPLOYER
REGISTRANT AS SPECIFIED IN                OF                IDENTIFICATION
ITS CHARTER)                INCORPORATION OR ORGANIZATION)  NUMBER)


                            ------------------------

                              79 SOUTH MAIN STREET
                           SALT LAKE CITY, UTAH 84111
                                 (801) 246-5976
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 BRAD D. HARDY
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           FIRST SECURITY CORPORATION
                              79 SOUTH MAIN STREET
                           SALT LAKE CITY, UTAH 84111
                                 (801) 246-5976
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

              A. ROBERT THORUP, ESQ.                                LEE MEYERSON, ESQ.
              RAY, QUINNEY & NEBEKER                            SIMPSON THACHER & BARTLETT
               79 SOUTH MAIN STREET                                425 LEXINGTON AVENUE
            SALT LAKE CITY, UTAH 84111                         NEW YORK, NEW YORK 10017-3954
             TELEPHONE: (801) 532-1500                           TELEPHONE: (212) 455-2000
             FACSIMILE: (801) 532-7543                           FACSIMILE: (212) 455-2502

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the Registration Statement becomes effective as determined by market conditions and other factors.
                            ------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This pre-effective Amendment No. 1 (this "Pre-Effective Amendment No. 1") to the Registration Statement (the "Registration Statement") on Form S-3 (File No. 333-75271) contains only certain exhibits which had previously been designated in the list of Exhibits of Item 16 of Part II of such Registration Statement as to be filed by amendment. This Pre-Effective Amendment No. 1 contains all such exhibits.

                                    PART II

ITEM 16.  EXHIBITS

     The following exhibits are filed as part of this Pre-Effective Amendment No. 1:


EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
Exhibit 1*        Form of Underwriting Agreement.
Exhibit 4(a)*     Indenture dated as of March 30, 1999 relating to the Junior
                  Subordinated Debentures by and between First Security
                  Corporation and The First National Bank of Chicago, as
                  Indenture Trustee.
Exhibit 4(b)*     Form of Guarantee Agreement to be entered by and between
                  First Security Corporation, as Guarantor, and The First
                  National Bank of Chicago, as Guarantor Trustee, for the
                  benefit of the holders of Preferred Securities.
Exhibit 4(c)*     Form of Preferred Security Certificate (included as Exhibit
                  A to Exhibit 4(m) hereto).
Exhibit 4(d)*     Form of Junior Subordinated Debenture (included in Article 2 of Exhibit 4(a) hereto).
Exhibit 4(e)*     Certificate of Trust of First Security Capital II.
Exhibit 4(f)*     Certificate of Trust of First Security Capital III.
Exhibit 4(g)*     Certificate of Trust of First Security Capital IV.
Exhibit 4(h)*     Certificate of Trust of First Security Capital V.
Exhibit 4(i)*     Declaration of Trust of First Security Capital II.
Exhibit 4(j)*     Declaration of Trust of First Security Capital III.
Exhibit 4(k)*     Declaration of Trust of First Security Capital IV.
Exhibit 4(l)*     Declaration of Trust of First Security Capital V.
Exhibit 4(m)*     Form of Amended and Restated Declaration of Trust to be
                  entered by and among First Security Corporation, as Sponsor,
                  The First National Bank of Chicago, as Property Trustee,
                  First Chicago Delaware Inc., as Delaware Trustee, and the
                  Regular Trustees named therein (included as Annex B to
                  Exhibit 4(a) hereto).
Exhibit 5(a)*     Opinion of Richards, Layton & Finger, P.A. as to the
                  validity of the Preferred Securities of First Security
                  Capital II.
Exhibit 5(b)*     Opinion of Richards, Layton & Finger, P.A. as to the
                  validity of the Preferred Securities of First Security
                  Capital III.
Exhibit 5(c)*     Opinion of Richards, Layton & Finger, P.A. as to the
                  validity of the Preferred Securities of First Security
                  Capital IV.
Exhibit 5(d)*     Opinion of Richards, Layton & Finger, P.A. as to the
                  validity of the Preferred Securities of First Security
                  Capital V.
Exhibit 5(e)*     Opinion of Ray, Quinney & Nebeker as to the validity of the
                  Junior Subordinated Debentures and the Guarantee of the
                  Preferred Securities of First Security Capital II.
Exhibit 5(f)*     Opinion of Ray, Quinney & Nebeker as to the validity of the
                  Junior Subordinated Debentures and the Guarantee of the
                  Preferred Securities of First Security Capital III.
Exhibit 5(g)*     Opinion of Ray, Quinney & Nebeker as to the validity of the
                  Junior Subordinated Debentures and the Guarantee of the
                  Preferred Securities of First Security Capital IV.
Exhibit 5(h)*     Opinion of Ray, Quinney & Nebeker as to the validity of the
                  Junior Subordinated Debentures and the Guarantee of the
                  Preferred Securities of First Security Capital V.

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
Exhibit 8(a)*     Opinion of Ray, Quinney & Nebeker regarding certain tax
                  matters (included in Exhibit 5(e) hereto) with respect to
                  First Security Capital II and the related Junior
                  Subordinated Debentures.
Exhibit 8(b)*     Opinion of Ray, Quinney & Nebeker regarding certain tax
                  matters (included in Exhibit 5(f) hereto) with respect to
                  First Security Capital III and the related Junior
                  Subordinated Debentures.
Exhibit 8(c)*     Opinion of Ray, Quinney & Nebeker regarding certain tax
                  matters (included in Exhibit 5(g) hereto) with respect to
                  First Security Capital IV and the related Junior
                  Subordinated Debentures.
Exhibit 8(d)*     Opinion of Ray, Quinney & Nebeker regarding certain tax
                  matters (included in Exhibit 5(h) hereto) with respect to
                  First Security Capital V and the related Junior Subordinated
                  Debentures.
Exhibit 12(a)*    Computation of Ratio of Earnings to Fixed Charges.
Exhibit 12(b)*    Computation of Ratio of Earnings to Combined Fixed Charges
                  and Preferred Dividends.
Exhibit 23(a)*    Consent of Richards, Layton & Finger, P.A. (included in
                  Exhibit 5(a) hereto).
Exhibit 23(b)*    Consent of Richards, Layton & Finger, P.A. (included in
                  Exhibit 5(b) hereto).
Exhibit 23(c)*    Consent of Richards, Layton & Finger, P.A. (included in
                  Exhibit 5(c) hereto).
Exhibit 23(d)*    Consent of Richards, Layton & Finger, P.A. (included in
                  Exhibit 5(d) hereto).
Exhibit 23(e)*    Consent of Ray, Quinney & Nebeker as to the opinions
                  included in Exhibits 5(e) and 8(a) hereto (included in
                  Exhibit 5(e) hereto).
Exhibit 23(f)*    Consent of Ray, Quinney & Nebeker as to the opinions
                  included in Exhibits 5(f) and 8(b) hereto (included in
                  Exhibit 5(f) hereto).
Exhibit 23(g)*    Consent of Ray, Quinney & Nebeker as to the opinions
                  included in Exhibits 5(g) and 8(c) hereto (included in
                  Exhibit 5(g) hereto).
Exhibit 23(h)*    Consent of Ray, Quinney & Nebeker as to the opinions
                  included in Exhibits 5(h) and 8(d) hereto (included in
                  Exhibit 5(h) hereto).
Exhibit 23(i)*    Consent of Deloitte & Touche LLP.
Exhibit 24(a)**   Powers of Attorney of officers and directors of First
                  Security Corporation (included on Page II-6 of the
                  Registration Statement filed on March 30, 1999).
Exhibit 24(b)     Powers of Attorney for Regular Trustees of First Security
                  Capital II (included in paragraph 4 of Exhibit 4(i) hereto.)
Exhibit 24(c)     Powers of Attorney for Regular Trustees of First Security
                  Capital III (included in paragraph 4 of Exhibit 4(j)
                  hereto.)
Exhibit 24(d)     Powers of Attorney for Regular Trustees of First Security
                  Capital IV (included in paragraph 4 of Exhibit 4(k) hereto.)
Exhibit 24(e)     Powers of Attorney for Regular Trustees of First Security
                  Capital V (included in paragraph 4 of Exhibit 4(l) hereto.)
Exhibit 25(a)*    Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939, as amended ("Form T-1"), of
                  The First National Bank of Chicago to act as trustee with
                  respect to the Junior Subordinated Debentures and Guarantees of First Security.
Exhibit 25(b)*    Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Capital Securities of First Security
                  Capital II.
Exhibit 25(c)*    Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Preferred Securities of First Security
                  Capital III.

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
Exhibit 25(d)*    Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Preferred Securities of First Security
                  Capital IV.
Exhibit 25(e)*    Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Preferred Securities of First Security
                  Capital V.

---------------
 * Filed herewith.

** Filed previously.

  [The remainder of this page is left blank intentionally; the signature page follows.]

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, First Security Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, the State of Utah, on April 15, 1999.


                                          FIRST SECURITY CORPORATION

                                          By: /s/    MORGAN J. EVANS

                                            ------------------------------------
                                            Name: Morgan J. Evans
                                            Title:  President and Chief
                                              Operating Officer


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 has been signed below by the following persons in the capacities indicated and on April 15, 1999.


SIGNATURE                                                                 TITLE
---------                                                                 -----

                      *                              Chairman of the Board and Chief Executive
---------------------------------------------        Officer (Chief Executive Officer)
              Spencer F. Eccles

                      *                              Executive Vice President and Chief Financial
---------------------------------------------        Officer (Principal Financial and Accounting
                Brad D. Hardy                        Officer)

                      *                              President and Chief Operating Officer
---------------------------------------------
               Morgan J. Evans

                      *                              Director
---------------------------------------------
              James C. Beardall

                      *                              Director
---------------------------------------------
               Rodney H. Brady

                      *                              Director
---------------------------------------------
               James E. Bruce

                      *                              Director
---------------------------------------------
              Thomas D. Dee II

                      *                              Director
---------------------------------------------
            Dr. David P. Gardner

                      *                              Director
---------------------------------------------
               Robert H. Garff

SIGNATURE                                                                 TITLE
---------                                                                 -----
                      *                              Director
---------------------------------------------
               Jay Dee Harris

                      *                              Director
---------------------------------------------
              Robert T. Heiner

                      *                              Director
---------------------------------------------
              Karen H. Huntsman

                      *                              Director
---------------------------------------------
               G. Frank Joklik

                      *                              Director
---------------------------------------------
                B.Z. Kastler

                      *                              Director
---------------------------------------------
            Dr. J. Bernard Machen

                      *                              Director
---------------------------------------------
              Joseph G. Maloof

                      *                              Director
---------------------------------------------
         Michele Papen-Daniel, Ph.D.

                      *                              Director
---------------------------------------------
               Scott S. Parker

                      *                              Director
---------------------------------------------
              James L. Sorenson

                      *                              Director
---------------------------------------------
              Harold J. Steele

                      *                              Director
---------------------------------------------
               James R. Wilson


*By:      /s/   GARY WINGER
     ---------------------------

             Gary Winger
          Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, First Security Capital II and First Security Capital III each certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and had duly caused this Pre-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, the State of Utah, on April 15, 1999.


                                          FIRST SECURITY CAPITAL II


                                               By:               **


                                               ---------------------------------

                                               Name: Brad D. Hardy
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: Scott C. Ulbrich
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: David R. Wilson
                                               Title:  Trustee

                                          FIRST SECURITY CAPITAL III


                                               By:               **


                                               ---------------------------------

                                               Name: Brad D. Hardy
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: Scott C. Ulbrich
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: David R. Wilson
                                               Title:  Trustee


                                               **By:   /s/ GARY WINGER


                                                --------------------------------
                                                Name: Gary Winger
                                                Title:  Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, First Security Capital IV and First Security Capital V each certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and had duly caused this Pre-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, the State of Utah, on April 15, 1999.


                                          FIRST SECURITY CAPITAL IV


                                               By:               **


                                               ---------------------------------

                                               Name: Brad D. Hardy
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: Scott C. Ulbrich
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: David R. Wilson
                                               Title:  Trustee

                                          FIRST SECURITY CAPITAL V


                                               By:               **


                                               ---------------------------------

                                               Name: Brad D. Hardy
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: Scott C. Ulbrich
                                               Title:  Trustee


                                               By:               **


                                               ---------------------------------

                                               Name: David R. Wilson
                                               Title:  Trustee


                                             **By:    /s/ GARY WINGER


                                               ---------------------------------

                                                          Gary Winger


                                                       Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
Exhibit 1*       Form of Underwriting Agreement.
Exhibit 4(a)*    Indenture dated as of March 30, 1999 relating to the Junior
                 Subordinated Debentures by and between First Security
                 Corporation and The First National Bank of Chicago, as
                 Indenture Trustee.
Exhibit 4(b)*    Form of Guarantee Agreement to be entered by and between
                 First Security Corporation, as Guarantor, and The First
                 National Bank of Chicago, as Guarantor Trustee, for the
                 benefit of the holders of Preferred Securities.
Exhibit 4(c)*    Form of Preferred Security Certificate (included as Exhibit
                 A to Exhibit 4(m) hereto).
Exhibit 4(d)*    Form of Junior Subordinated Debenture (included in Article 2 of Exhibit 4(a) hereto).
Exhibit 4(e)*    Certificate of Trust of First Security Capital II.
Exhibit 4(f)*    Certificate of Trust of First Security Capital III.
Exhibit 4(g)*    Certificate of Trust of First Security Capital IV.
Exhibit 4(h)*    Certificate of Trust of First Security Capital V.
Exhibit 4(i)*    Declaration of Trust of First Security Capital II.
Exhibit 4(j)*    Declaration of Trust of First Security Capital III.
Exhibit 4(k)*    Declaration of Trust of First Security Capital IV.
Exhibit 4(l)*    Declaration of Trust of First Security Capital V.
Exhibit 4(m)*    Form of Amended and Restated Declaration of Trust to be
                 entered by and among First Security Corporation, as Sponsor,
                 The First National Bank of Chicago, as Property Trustee,
                 First Chicago Delaware Inc., as Delaware Trustee, and the
                 Regular Trustees named therein (included as Annex B to
                 Exhibit 4(a) hereto).
Exhibit 5(a)*    Opinion of Richards, Layton & Finger, P.A. as to the
                 validity of the Preferred Securities of First Security
                 Capital II.
Exhibit 5(b)*    Opinion of Richards, Layton & Finger, P.A. as to the
                 validity of the Preferred Securities of First Security
                 Capital III.
Exhibit 5(c)*    Opinion of Richards, Layton & Finger, P.A. as to the
                 validity of the Preferred Securities of First Security
                 Capital IV.
Exhibit 5(d)*    Opinion of Richards, Layton & Finger, P.A. as to the
                 validity of the Preferred Securities of First Security
                 Capital V.
Exhibit 5(e)*    Opinion of Ray, Quinney & Nebeker as to the validity of the
                 Junior Subordinated Debentures and the Guarantee of the
                 Preferred Securities of First Security Capital II.
Exhibit 5(f)*    Opinion of Ray, Quinney & Nebeker as to the validity of the
                 Junior Subordinated Debentures and the Guarantee of the
                 Preferred Securities of First Security Capital III.
Exhibit 5(g)*    Opinion of Ray, Quinney & Nebeker as to the validity of the
                 Junior Subordinated Debentures and the Guarantee of the
                 Preferred Securities of First Security Capital IV.
Exhibit 5(h)*    Opinion of Ray, Quinney & Nebeker as to the validity of the
                 Junior Subordinated Debentures and the Guarantee of the
                 Preferred Securities of First Security Capital V.
Exhibit 8(a)*    Opinion of Ray, Quinney & Nebeker regarding certain tax
                 matters (included in Exhibit 5(e) hereto) with respect to
                 First Security Capital II and the related Junior
                 Subordinated Debentures.
Exhibit 8(b)*    Opinion of Ray, Quinney & Nebeker regarding certain tax
                 matters (included in Exhibit 5(f) hereto). with respect to
                 First Security Capital III and the related Junior
                 Subordinated Debentures
Exhibit 8(c)*    Opinion of Ray, Quinney & Nebeker regarding certain tax
                 matters (included in Exhibit 5(g) hereto) with respect to
                 First Security Capital IV and the related Junior
                 Subordinated Debentures.

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
Exhibit 8(d)*    Opinion of Ray, Quinney & Nebeker regarding certain tax
                 matters (included in Exhibit 5(h) hereto) with respect to
                 First Security Capital V and the related Junior Subordinated
                 Debentures.
Exhibit 12(a)*   Computation of Ratio of Earnings to Fixed Charges.
Exhibit 12(b)*   Computation of Ratio of Earnings to Combined Fixed Charges
                 and Preferred Dividends.
Exhibit 23(a)*   Consent of Richards, Layton & Finger, P.A. (included in
                 Exhibit 5(a) hereto).
Exhibit 23(b)*   Consent of Richards, Layton & Finger, P.A. (included in
                 Exhibit 5(b) hereto).
Exhibit 23(c)*   Consent of Richards, Layton & Finger, P.A. (included in
                 Exhibit 5(c) hereto).
Exhibit 23(d)*   Consent of Richards, Layton & Finger, P.A. (included in
                 Exhibit 5(d) hereto).
Exhibit 23(e)*   Consent of Ray, Quinney & Nebeker as to the opinions
                 included in Exhibits 5(e) and 8(a) hereto (included in
                 Exhibit 5(e) hereto).
Exhibit 23(f)*   Consent of Ray, Quinney & Nebeker as to the opinions
                 included in Exhibits 5(f) and 8(b) hereto (included in
                 Exhibit 5(f) hereto).
Exhibit 23(g)*   Consent of Ray, Quinney & Nebeker as to the opinions
                 included in Exhibits 5(g) and 8(c) hereto (included in
                 Exhibit 5(g) hereto).
Exhibit 23(h)*   Consent of Ray, Quinney & Nebeker as to the opinions
                 included in Exhibits 5(h) and 8(d) hereto (included in
                 Exhibit 5(h) hereto).
Exhibit 23(i)*   Consent of Deloitte & Touche LLP.
Exhibit 24(a)**  Powers of Attorney of officers and directors of First
                 Security Corporation (included on Page II-6 of the
                 Registration Statement filed on March 30, 1999).
Exhibit 24(b)    Powers of Attorney for Regular Trustees of First Security
                 Capital II (included in paragraph 4 of Exhibit 4(i) hereto).
Exhibit 24(c)    Powers of Attorney for Regular Trustees of First Security
                 Capital III (included in paragraph 4 of Exhibit 4(j)
                 hereto).
Exhibit 24(d)    Powers of Attorney for Regular Trustees of First Security
                 Capital IV (included in paragraph 4 of Exhibit 4(k) hereto).
Exhibit 24(e)    Powers of Attorney for Regular Trustees of First Security
                 Capital V (included in paragraph 4 of Exhibit 4(l) hereto).
Exhibit 25(a)*   Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939, as amended ("Form T-1"), of
                 The First National Bank of Chicago to act as trustee with
                 respect to the Junior Subordinated Debentures and Guarantees of First Security.
Exhibit 25(b)*   Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Capital Securities of First Security
                 Capital II.
Exhibit 25(c)*   Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Preferred Securities of First Security
                 Capital III.
Exhibit 25(d)*   Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Preferred Securities of First Security
                 Capital IV.
Exhibit 25(e)*   Form T-1 of The First National Bank of Chicago, as trustee, with respect to the Preferred Securities of First Security
                 Capital V.


---------------
 * Filed herewith.

** Filed previously.